2011 EQUITY INCENTIVE PLAN
As Amended and Restated October 17, 2023

1.Purpose of the Plan.

This Amended and Restated 2011 Equity Incentive Plan (the “Plan”) is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to IZEA, Inc., a Nevada corporation (the “Company”), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”). Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended, to the extent applicable. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.    Administration of the Plan.

    The Board of Directors of the Company (the “Board”) shall appoint and maintain as administrator of the Plan a Committee (the “Committee”) consisting of two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of the NASDAQ Stock Market), (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3) and (iii) for awards granted before 2018 intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code, “Outside Directors” (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3, 5, 6, and 7 hereof, shall have full power and authority to designate recipients of Options, restricted stock (“Restricted Stock”), and restricted stock units (“RSUs”), and to determine the terms and conditions of the respective Option, Restricted Stock and RSU agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options, Restricted Stock and RSUs granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options, Restricted Stock or RSUs granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options, Restricted Stock or RSUs. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority of the Committee at a meeting duly held for such purpose. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, or if the Board otherwise determines to administer the Plan, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3.

3.    Designation of Optionees and Grantees.

The persons eligible for participation in the Plan as recipients of Options (the “Optionees”), or Restricted Stock or RSUs (the “Grantees” and together with Optionees, the “Participants”), shall include directors, officers and employees of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or award of Restricted Stock or RSUs granted to Participants, the Committee may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential. A Participant who has been granted an Option, Restricted Stock or RSUs hereunder may be granted an additional Option or Options, Restricted Stock or RSUs if the Committee shall so determine. No term of an award shall provide for automatic “reload” grants of additional awards upon the exercise of an Option.

4.     Stock Reserved for the Plan; Limits.

(a)     Number of Shares. Subject to adjustment as provided in Section 9 hereof, a total of 1,800,000 shares of the Company’s common stock, par value $0.0001 per share (the “Stock”) shall be subject to the Plan, all of which may be used for Incentive Stock Options. The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such number of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unissued and that are not subject to outstanding awards at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option or Restricted Stock or RSU expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option or award of Restricted Stock or RSU be reduced for any reason, including in case of shares of Stock withheld from an award to cover the purchase price of an Option or any required tax withholding obligation, the shares of Stock theretofore subject to such Option, Restricted Stock or RSU that expire, are canceled or otherwise not delivered may be subject to future Options, Restricted Stock or RSUs under the Plan. Any RSU settled in cash shall not count against the number of shares of Stock available for awards under the Plan.

Should the shares of Stock to be delivered upon the exercise or vesting of an Option or Restricted Stock or RSU be withheld from an award to cover the purchase price of an Option or any required tax withholding obligation of an award, such shares may be subject to future Options, Restricted Stock or RSUs under the Plan. In the event the Company substitutes equity awards of acquired entities in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies (each such award, a “Substituted Award”), the number of shares reserved pursuant to Section 4(a) will be increased by the number of shares underlying Substituted Awards as of the effectiveness of the substitution.

(b)     Director Award Limitations. No non-employee director may be paid, issued, or granted, in any fiscal year, equity awards (including any awards issued under this Plan) with an aggregate value (the value of which will be based on their grant date fair value determined in accordance with U.S. generally accepted accounting principles) and any other compensation (including without limitation any cash retainers or fees) that, in the aggregate, exceed $200,000, increased to $300,000 for such director for the fiscal year in which he or she joins the Board. Any awards or other compensation paid or provided to an individual for his or her services as an employee, or for his or her services as a consultant (other than as a non-employee director), will not count for purposes of the limitation under this Section 4(b).

(c)     Minimum Vesting. Except as specified below in this Section 4(c), no portion of an award (other than (i) Substitute Awards, (ii) shares delivered in lieu of fully vested cash obligations, and (iii) awards to non-employee directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting) will vest earlier than the one-year anniversary of such award’s grant date; provided that awards may be granted without regard to the minimum vesting requirements set forth in the preceding sentence if the shares subject to such awards would not result in more than 5% of the maximum aggregate number of shares authorized for grant under the Plan. This Section 4(c) shall not prevent accelerated vesting of any portion of an award earlier than the one-year anniversary of such award’s grant date if such acceleration is due to a separation from service of the relevant participant or if such acceleration is in connection with a Change in Control, in each case to the extent otherwise permitted under the Plan.

5.     Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)     Option Price. The purchase price of each share of Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 9 below. “Fair Market Value” means the closing price per share of the Common Stock on the grant date or, if not available, the final trading day immediately prior to the grant date on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market or OTC Bulletin Board (if the shares of Stock are regularly quoted on the NASDAQ Stock Market or OTC Bulletin Board, as the case may be), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

(b)     Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c)    Exercisability. Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Committee at the time of grant, Options shall vest and become exercisable as to 25% of the shares thereunder one year after the date of grant and as to the remaining 75% of such shares thereunder in equal monthly installments over the following 36 months.

Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

For purposes of the Plan, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, a Change in Control shall be deemed to have occurred if:

(i)     a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii)     the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii)     the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv)     a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

Notwithstanding the foregoing, if Change of Control is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Change of Control shall have the meaning ascribed to it in such employment agreement. In addition, solely to the extent required by Section 409A of the Code, an event described above shall not constitute a Change in Control for purposes of the payment (but not vesting) terms and conditions of any award subject to Section 409A of the Code unless such event also constitutes a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the Company’s assets within the meaning of Section 409A of the Code.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(d)     Method of Exercise. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of cash, check or Stock owned by the Optionee (based on the Fair Market Value of the Stock which is not the subject of any pledge or security interest), (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value equal to the exercise price of the Option, (iii) a broker-assisted open-market sale, or (iv) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price. A promissory note may not be used as a form of consideration for exercising an Option.

(e)     No Dividends. An Optionee shall not have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option until such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(f)     Non-transferability of Options. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee. For the avoidance of doubt, Options may not be transferred to financial institutions.

(g)     Termination by Death. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 15(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

(h)     Termination by Reason of Disability. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Disability (as defined below), then any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after one (1) year after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 15(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 15(d) hereof) or for the stated term of such Option, whichever period is shorter. “Disability” shall mean an Optionee’s total and permanent disability (determined in accordance with the Code for Incentive Stock Options); provided, that if Disability is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Disability shall have the meaning ascribed to it in such employment agreement

(i)     Termination by Reason of Retirement. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 15(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 15(d) hereof) or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

(j)     Other Terminations. Unless otherwise determined by the Committee upon grant, if any Optionee’s employment with or service to the Company or any Subsidiary is terminated by such Optionee for any reason other than death, Disability, Normal or Early Retirement or Good Reason (as defined below), the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination (or, if later, such time as the Option may be exercised pursuant to Section 15(d) hereof) or the balance of such Option’s term, whichever period is shorter. The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

(i)     In the event that the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary for “Cause” any unexercised portion of any Option shall immediately terminate in its entirety. For purposes hereof, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, “Cause” shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an Optionee was represented by counsel and given an opportunity to be heard, that such Optionee has been accused of fraud, dishonesty or act detrimental to the interests of the Company or any Subsidiary of Company or that such Optionee has been accused of or convicted of an act of willful and material embezzlement or fraud against the Company or of a felony under any state or federal statute; provided, however, that it is specifically understood that “Cause” shall not include any act of commission or omission in the good-faith exercise of such Optionee’s business judgment as a director, officer or employee of the Company, as the case may be, or upon the advice of counsel to the Company. Notwithstanding the foregoing, if Cause is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Cause shall have the meaning ascribed to it in such employment agreement.

(ii)     In the event that an Optionee is removed as a director, officer or employee by the Company at any time other than for “Cause” or resigns as a director, officer or employee for “Good Reason” the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee. Such Option may be exercised at any time within one (1) year after the date the Optionee ceases to be a director, officer or employee (or, if later, such time as the Option may be exercised pursuant to Section 15(d) hereof), or the date on which the Option otherwise expires by its terms; which ever period is shorter, at which time the Option shall terminate; provided, however, if the Optionee dies before the Options terminate and are no longer exercisable, the terms and provisions of Section 5(f) shall control. For purposes of this Section 5(i), and unless otherwise defined in an employment agreement between the Company and the relevant Optionee, Good Reason shall exist upon the occurrence of the following:

(A)     the assignment to Optionee of any duties inconsistent with the position in the
Company that Optionee held immediately prior to the assignment;

(B)    a Change of Control resulting in a significant adverse alteration in the status or conditions of Optionee’s participation with the Company or other nature of
Optionee’s responsibilities from those in effect prior to such Change of Control, including any significant alteration in Optionee’s responsibilities immediately prior to such Change in Control; and

(C)    the failure by the Company to continue to provide Optionee with benefits substantially similar to those enjoyed by Optionee prior to such failure.

Notwithstanding the foregoing, if Good Reason is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Good Reason shall have the meaning ascribed to it in such employment agreement.

(k)     Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

(l)     No Repricing without Stockholder Approval. The Committee may not institute an Exchange Program (including “repricing” Options) without stockholder approval. For this purpose, an Exchange Program means a program under which (i) outstanding awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) participants would have the opportunity to transfer any outstanding awards to a financial institution or other person or entity selected by the Committee, and/or (iii) the exercise price of an outstanding award is reduced.

6.     Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)     Grantee rights. A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below.

(b)    Issuance of Certificates. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

(c)     Delivery of Certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d)     Forfeitability, Non-transferability of Restricted Stock. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed.

(e)     No Dividends on Unvested Stock. Distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(f)     Change in Control. Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee, in its sole discretion.

(g)     Termination of Employment. The Committee shall determine the treatment of awards upon a Grantee’s termination of service with the Company as set forth in the applicable award agreement, and the Committee may determine on or after grant to waive, in whole or in part, any vesting or other conditions with respect to an award. The Company shall have the right to complete the blank stock power for any shares of Restricted Stock that are forfeited in accordance with the terms of the award.

7.     Terms and Conditions of RSUs.

RSUs are a bookkeeping entry representing the equivalent number of shares of Stock, and are settled either (i) by the delivery of one share of Stock for each vested and payable RSU or (ii) in cash in an amount equal to the Fair Market Value of one share of Stock for each vested and payable RSU, all as specified in the applicable award agreement. The award of RSUs represents the mere promise of the Company to deliver a share of Stock or the appropriate amount of cash, as applicable, at the time of vesting (or such later date as provided by the award agreement) in accordance with and subject to the terms and conditions of the applicable award agreement, and is not intended to constitute a transfer of “property” within the meaning of Section 83 of the Code. RSUs may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of RSUs upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)     Grantee rights. A Grantee shall have no rights to an award of RSUs unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee.

(b)     Issuance of Certificates; Rights as a Stockholder. Upon the expiration or termination of any vesting period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to RSUs settled in Stock shall lapse, and, unless otherwise provided in the award agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the

Grantee or the Grantee’s beneficiary or estate, as the case may be (or a book-entry made in lieu of such delivery). Until such shares are issued, the Grantee shall have no rights as a stockholder with respect to the RSUs, including no voting or dividend rights, provided that the award agreement may provide for dividend equivalent rights that may be accrued and paid in cash or additional RSUs at the time, and to the extent, the underlying RSUs vest and become payable.

(c)     No Dividends on Unvested RSUs. Distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(d)     Forfeitability, Non-transferability of RSUs. RSUs are forfeitable until the terms of the RSU grant have been satisfied. The award agreement shall set forth whether the RSUs shall be settled (i) within the time period specified for “short term deferrals” or another exemption under Section 409A of the Code or (2) otherwise within the requirements of Section 409A of the Code, in which case the award agreement shall specify upon which events such RSUs shall be settled. RSUs may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the period prior to settlement. A holder of RSUs shall have no rights other than those of a general creditor of the Company. RSUs represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable award agreement.

(e)     Change in Control. Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding RSUs, in whole or in part, as determined by the Committee, in its sole discretion.

(f)     Termination of Employment. The Committee shall determine the treatment of awards upon a Grantee’s termination of service with the Company as set forth in the applicable award agreement, and the Committee may determine on or after grant to waive, in whole or in part, any vesting or other conditions with respect to an award.

8.     Term of Plan.

No Option or award of Restricted Stock or RSUs shall be granted pursuant to the Plan on or after the date which is ten years from the effective date of stockholder approval of this amendment and restatement of the Plan, but Options and awards of Restricted Stock and RSUs theretofore granted may extend beyond that date.

9.    Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and kind and, if applicable, option price of shares subject to outstanding Options and other awards granted under the Plan. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock and RSUs granted under the Plan.

The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

10.    Purchase for Investment/Conditions.

Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Options, Restricted Stock or RSUs under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on awards of Options, Restricted Stock or RSUs as shall be determined by the Committee at the time of award.

11.     Taxes.

(a)     The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options, Restricted Stock or RSUs granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters. The Company may require or permit the Grantee to satisfy such obligations, in whole or in part, (i) by causing the Company or an affiliate to withhold up to the maximum required number of shares of Stock otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or an affiliate shares of Stock already owned by the Grantee, or (iii) with a broker-assisted sale. The shares of Stock so delivered or withheld shall have an aggregate fair market value equal to such withholding obligations. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company or the affiliate. To the extent applicable, a Grantee may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

(b)     If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

(c)     If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.

12.     Effective Date of Plan.

The Plan was originally effective on May 12, 2011 and amended and restated in 2017, 2018, and 2020. This amendment and restatement of the Plan was adopted by the Board on August 28, 2023, subject to stockholder approval at the annual meeting of stockholders on October 17, 2023.

13.     Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would materially impair the rights of any Participant under any Option, Restricted Stock or RSUs theretofore granted without the Participant’s consent, and except that no amendment shall be without the approval of the stockholders of the Company to the extent required under applicable laws.

It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Committee shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules. Any payments described in the Plan that are due within the “short-term deferral period” as defined in the Section 409A Rules shall not be treated as deferred compensation unless applicable laws require otherwise. For purposes of the Section 409A Rules, each installment payment under the Plan shall be treated as a separate payment. Notwithstanding any other term or condition of the Plan, to the extent required to avoid accelerated taxation or tax penalties under the Section 409A Rules, amounts that would otherwise be payable and benefits that would otherwise be provided under the Plan during the six-month period immediately after the Grantee’s separation from service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s separation from service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company, the Committee nor the Board shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Grantee under the Section 409A Rules and neither the Company, the Committee nor the Board shall have any liability to any Grantee for such tax or penalty.

14.     Government Regulations.

The Plan, and the grant and exercise of Options, Restricted Stock or RSUs hereunder, and the obligation of the Company to sell and deliver shares under such Options, Restricted Stock and RSUs shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

15.     General Provisions.

(a)     Certificates. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

(b)     Employment Matters. Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c)     Limitation of Liability. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d)     Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company’s transfer agent.

16.     Non-Uniform Determinations.

The Committee’s determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (ii) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

17.     Governing Law.

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Nevada, without giving effect to principles of conflicts of laws, and applicable federal law.